Exhibit 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of Inn of the Mountain Gods Resort and Casino (the “Company”) does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended September 30, 2010 (the “Report”) that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 7, 2011	By:	/s/ Scott Eldredge
Scott Eldredge
Interim-Principal Financial Officer

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